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                                                                    EXHIBIT 23.2


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 24, 2003, relating to the financial statements, which appear in Impax Laboratories, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2003. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



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PricewaterhouseCoopers LLP
Philadelphia, PA
October 7, 2004